Exhibit 99.1
Fastly Announces Second Quarter 2024 Financial Results

SAN FRANCISCO — August 7, 2024 — Fastly, Inc. (NYSE: FSLY), a leader in global edge cloud platforms, today announced financial results for its second quarter ended June 30, 2024.
“We continued to drive customer acquisition in the second quarter, achieving 4% sequential growth in Enterprise customer count,” said Todd Nightingale, CEO of Fastly. “This, along with the acceleration of our go-to-market motions, contributed to revenue growth above the midpoint of our guidance.”
“However, we are experiencing demand challenges with some of our largest customers, and we are taking measures to align our cost structure accordingly,” continued Nightingale. “This change will enable focused investment in edge cloud innovation and continued go-to-market transformation.”

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Revenue	$132,371	$122,831	$265,891	$240,395
Gross margin
GAAP gross margin	55.1%	52.3%	55.0%	51.8%
Non-GAAP gross margin	58.5%	56.6%	58.6%	56.1%
Operating loss
GAAP operating loss	$(46,734)	$(49,827)	$(92,994)	$(97,102)
Non-GAAP operating loss	$(12,673)	$(7,785)	$(22,337)	$(21,859)
Net loss per share
GAAP net loss per common share—basic and diluted	$(0.32)	$(0.08)	$(0.64)	$(0.44)
Non-GAAP net loss per common share—basic and diluted	$(0.07)	$(0.04)	$(0.12)	$(0.12)
For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this press release.
Second Quarter 2024 Financial Summary
•Total revenue of $132.4 million, representing 8% year-over-year growth. Network services revenue of $104.2 million, representing 6% year-over-year growth. Security revenue of $25.4 million, representing 13% year-over-year growth. Network Services include solutions designed to improve performance of websites, apps, APIs, and digital media. Security includes products designed to protect websites, apps, APIs, and users.
•GAAP gross margin of 55.1%, compared to 52.3% in the second quarter of 2023. Non-GAAP gross margin of 58.5%, compared to 56.6% in the second quarter of 2023.
•GAAP net loss of $43.7 million, compared to $10.7 million in the second quarter of 2023. Non-GAAP net loss of $9.3 million, compared to $4.6 million in the second quarter of 2023.
•GAAP net loss per basic and diluted shares of $0.32, compared to $0.08 in the second quarter of 2023. Non-GAAP net loss per basic and diluted shares of $0.07, compared to $0.04 in the second quarter of 2023.
Key Metrics
•Enterprise customer1 count was 601 in the second quarter, up 24 from the first quarter of 2024. Total customer count1 was 3,295 in the second quarter, up 5 from the first quarter of 2024.
•Last 12-month net retention rate (LTM NRR)2 decreased to 110% in the second quarter from 114% in the first quarter of 2024.
~~•~~Remaining performance obligations (RPO)3 were $223 million, down 2% from $227 million in the first quarter of 2024.

Second Quarter Business and Product Highlights
•Scott R. Lovett joined Fastly as Chief Revenue Officer, bringing more than 30 years of experience in the network services and cybersecurity industries.
•Fastly recognized as a 2024 Gartner® Peer Insights™ Customers’ Choice for Cloud Web Application and API Protection (WAAP) for the sixth consecutive year – and the only vendor to be recognized for six years running.
•Fastly Security Research Team identified the active exploitation of unauthenticated stored XSS vulnerabilities in WordPress Plugins.
•Fastly named to the U.S. News & World Report's 2024-2025 Best Companies to Work For.
•Product package deals doubled compared to the first quarter of 2024, driven by the successful introduction of Observability packages in addition to Compute, Security, and Delivery.
•New deal registrations grew 33% quarter-over-quarter in the second quarter, and year-to-date revenue contribution more than doubled year-over-year.
•Released beta version of Fastly AI Accelerator, the company’s first AI solution to help developers speed up the performance of their ChatGPT-powered apps and reduce the costs of using OpenAI’s large language model API.
•Redesigned our pricing page to provide clarification around our new self-serve checkout plan (Usage), mix-and-match packages, and our free tier offerings.
•Launched free developer accounts alongside Simplified Compute Service Creation, which allows developers to set up, configure, and sync a new Compute service to their local machine using a single command.
•Enhanced Fastly Managed Security Service offering with Fastly Bot Management, and an industry-leading 30-minute time-to-notify service level agreement (SLA).

Third Quarter and Full Year 2024 Guidance

	Q3 2024	Full Year 2024
Total Revenue (millions)	$130.0 - $134.0	$530.0 - $540.0
Non-GAAP Operating Loss (millions)	($12.0) - ($8.0)	($33.0) - ($27.0)
Non-GAAP Net Loss per share (4)(5)	($0.08) - ($0.03)	($0.16) - ($0.11)
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future and cannot be reasonably determined or predicted at this time, although it is important to note that these factors could be material to Fastly’s future GAAP financial results.
Conference Call Information

Fastly will host an investor conference call to discuss its results at 1:30 p.m. PT / 4:30 p.m. ET on Wednesday, August 7, 2024.

Date: Wednesday, August 7, 2024
Time: 1:30 p.m. PT / 4:30 p.m. ET
Webcast: https://investors.fastly.com
Dial-in: 888-330-2022 (US/CA) or 646-960-0690 (Intl.)
Conf. ID#: 7543239

Please dial in at least 10 minutes prior to the 1:30 p.m. PT start time. A live webcast of the call will be available at https://investors.fastly.com where listeners may log on to the event by selecting the webcast link under the “Quarterly Results” section.

A telephone replay of the conference call will be available at approximately 5:00 p.m. PT, August 7 through August 21, 2024 by dialing 800-770-2030 or 647-362-9199 and entering the passcode 7543239.
About Fastly, Inc.
Fastly’s powerful and programmable edge cloud platform helps the world’s top brands deliver online experiences that are fast, safe, and engaging through edge compute, delivery, security, and observability offerings that improve site performance, enhance security, and empower innovation at global scale. Compared to other providers, Fastly’s powerful, high-

performance, and modern platform architecture empowers developers to deliver secure websites and apps with rapid time-to-market and demonstrated, industry-leading cost savings. Organizations around the world trust Fastly to help them upgrade the internet experience, including Reddit, Wendy’s, Neiman Marcus, Universal Music Group, and SeatGeek. Learn more about Fastly at https://www.fastly.com, and follow us @fastly.

Forward-Looking Statements

This press release contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us on the date of this press release. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance, including our outlook and guidance, our operating performance, our ability to innovate, the success of our products and product enhancements, the capabilities of Fastly’s AI Accelerator, our customer acquisition and go-to-market efforts, our ability to monetize, and our ability to deliver on our long-term strategy. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including those more fully described in Fastly’s Annual Report on Form 10-K for the year ended December 31, 2023 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.
Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss and non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, net gain on extinguishment of debt, impairment expense and amortization of debt discount and issuance costs.

Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, impairment expense, other income (expense), net, and income taxes.

Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.

Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.

Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.

Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Impairment Expense: consists of non-recurring charges related to our long-lived assets. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-Based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net loss performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.

In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this press release.
Key Metrics
1 Our number of customers is calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four.
2 We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
3 Remaining performance obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied.
4 Non-GAAP Net Loss per share is calculated as Non-GAAP Net Loss divided by weighted average basic shares for 2024.
5 Assumes weighted average basic shares outstanding of 139.3 million in Q3 2024 and 137.5 million for the full year 2024.

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Revenue	$132,371	$122,831	$265,891	$240,395
Cost of revenue(1)	59,470	58,617	119,756	115,927
Gross profit	72,901	64,214	146,135	124,468
Operating expenses:
Research and development(1)	35,106	37,421	73,354	74,852
Sales and marketing(1)	52,959	47,797	102,566	92,068
General and administrative(1)	28,433	28,823	60,072	54,650
Impairment expense	3,137	—	3,137	—
Total operating expenses	119,635	114,041	239,129	221,570
Loss from operations	(46,734)	(49,827)	(92,994)	(97,102)
Net gain on extinguishment of debt	—	36,760	—	36,760
Interest income	3,937	4,508	7,785	8,694
Interest expense	(464)	(1,232)	(1,043)	(2,445)
Other income (expense), net	193	(803)	104	(1,053)
Loss before income tax expense	(43,068)	(10,594)	(86,148)	(55,146)
Income tax expense	661	110	1,008	245
Net loss	$(43,729)	$(10,704)	$(87,156)	$(55,391)
Net loss per share attributable to common stockholders, basic and diluted	$(0.32)	$(0.08)	$(0.64)	$(0.44)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	137,444	127,863	136,015	126,648
__________
(1)Includes stock-based compensation expense as follows:

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Cost of revenue	$2,044	$2,837	$4,823	$5,518
Research and development	7,983	12,205	18,306	23,686
Sales and marketing	7,058	9,877	14,901	16,582
General and administrative	9,063	12,073	19,939	19,357
Total	$26,148	$36,992	$57,969	$65,143

Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Gross profit
GAAP gross profit	$72,901	$64,214	$146,135	$124,468
Stock-based compensation	2,044	2,837	4,823	5,518
Amortization of acquired intangible assets	2,475	2,475	4,950	4,950
Non-GAAP gross profit	$77,420	$69,526	$155,908	$134,936
GAAP gross margin	55.1%	52.3%	55.0%	51.8%
Non-GAAP gross margin	58.5%	56.6%	58.6%	56.1%

Research and development
GAAP research and development	$35,106	$37,421	$73,354	$74,852
Stock-based compensation	(7,983)	(12,205)	(18,306)	(23,686)
Non-GAAP research and development	$27,123	$25,216	$55,048	$51,166

Sales and marketing
GAAP sales and marketing	$52,959	$47,797	$102,566	$92,068
Stock-based compensation	(7,058)	(9,877)	(14,901)	(16,582)
Amortization of acquired intangible assets	(2,301)	(2,575)	(4,601)	(5,150)
Non-GAAP sales and marketing	$43,600	$35,345	$83,064	$70,336

General and administrative
GAAP general and administrative	$28,433	$28,823	$60,072	$54,650
Stock-based compensation	(9,063)	(12,073)	(19,939)	(19,357)
Non-GAAP general and administrative	$19,370	$16,750	$40,133	$35,293

Operating loss
GAAP operating loss	$(46,734)	$(49,827)	$(92,994)	$(97,102)
Stock-based compensation	26,148	36,992	57,969	65,143
Amortization of acquired intangible assets	4,776	5,050	9,551	10,100
Impairment expense	3,137	—	3,137	—
Non-GAAP operating loss	$(12,673)	$(7,785)	$(22,337)	$(21,859)

Net loss
GAAP net loss	$(43,729)	$(10,704)	$(87,156)	$(55,391)
Stock-based compensation	26,148	36,992	57,969	65,143
Amortization of acquired intangible assets	4,776	5,050	9,551	10,100
Net gain on extinguishment of debt	—	(36,760)	—	(36,760)
Impairment expense	3,137	—	3,137	—
Amortization of debt discount and issuance costs	349	803	703	1,519
Non-GAAP net loss	$(9,319)	$(4,619)	$(15,796)	$(15,389)

Non-GAAP net loss per common share—basic and diluted	$(0.07)	$(0.04)	$(0.12)	$(0.12)
Weighted average basic and diluted common shares	137,444	127,863	136,015	126,648

Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, unaudited) (continued)

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Adjusted EBITDA
GAAP net loss	$(43,729)	$(10,704)	$(87,156)	$(55,391)
Stock-based compensation	26,148	36,992	57,969	65,143
Net gain on extinguishment of debt	—	(36,760)	—	(36,760)
Impairment expense	3,137	—	3,137	—
Depreciation and other amortization	13,443	13,030	26,843	25,210
Amortization of acquired intangible assets	4,776	5,050	9,551	10,100
Amortization of debt discount and issuance costs	349	803	703	1,519
Interest income	(3,937)	(4,508)	(7,785)	(8,694)
Interest expense	115	429	340	926
Other income (expense), net	(193)	803	(104)	1,053
Income tax expense	661	110	1,008	245
Adjusted EBITDA	$770	$5,245	$4,506	$3,351

Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	As of June 30, 2024	As of December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$147,196	$107,921
Marketable securities, current	164,569	214,799
Accounts receivable, net of allowance for credit losses	113,878	120,498
Prepaid expenses and other current assets	25,312	20,455
Total current assets	450,955	463,673
Property and equipment, net	177,058	176,608
Operating lease right-of-use assets, net	52,451	55,212
Goodwill	670,356	670,356
Intangible assets, net	52,676	62,475
Marketable securities, non-current	—	6,088
Other assets	79,176	90,779
Total assets	$1,482,672	$1,525,191
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,532	$5,611
Accrued expenses	34,445	61,818
Finance lease liabilities, current	8,178	15,684
Operating lease liabilities, current	25,399	24,042
Other current liabilities	35,748	40,539
Total current liabilities	109,302	147,694
Long-term debt	344,167	343,507
Finance lease liabilities, non-current	—	1,602
Operating lease liabilities, non-current	44,634	48,484
Other long-term liabilities	3,382	4,416
Total liabilities	501,485	545,703
Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	1,903,374	1,815,245
Accumulated other comprehensive loss	(282)	(1,008)
Accumulated deficit	(921,908)	(834,752)
Total stockholders’ equity	981,187	979,488
Total liabilities and stockholders’ equity	$1,482,672	$1,525,191

Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Cash flows from operating activities:
Net loss	$(43,729)	$(10,704)	$(87,156)	$(55,391)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation expense	13,318	12,920	26,595	24,960
Amortization of intangible assets	4,900	5,175	9,799	10,350
Non-cash lease expense	5,800	5,648	11,356	11,763
Amortization of debt discount and issuance costs	349	803	703	1,519
Amortization of deferred contract costs	4,531	3,746	9,104	7,171
Stock-based compensation	26,148	36,992	57,969	65,143
Deferred income taxes	333	—	561	—
Provision for credit losses	393	567	1,346	1,100
Loss on disposals of property and equipment	45	296	444	547
Amortization of premiums (discounts) on investments	(1,244)	298	(2,402)	747
Impairment of operating lease right-of-use assets	—	187	—	187
Impairment expense	3,137	—	3,137	—
Net gain on extinguishment of debt	—	(36,760)	—	(36,760)
Other adjustments	(178)	(85)	(437)	(328)
Changes in operating assets and liabilities:
Accounts receivable	(6,754)	6,482	5,274	10,183
Prepaid expenses and other current assets	(2,131)	217	(4,831)	(417)
Other assets	(3,210)	(4,771)	(5,024)	(11,983)
Accounts payable	(341)	1,119	(240)	944
Accrued expenses	1,911	234	(6,849)	(6,593)
Operating lease liabilities	(4,406)	(6,682)	(12,012)	(12,432)
Other liabilities	(3,820)	9,308	(1,153)	5,419
Net cash provided by (used in) operating activities	(4,948)	24,990	6,184	16,129
Cash flows from investing activities:
Purchases of marketable securities	(60,249)	—	(117,197)	—
Sales of marketable securities	—	774	—	774
Maturities of marketable securities	77,597	114,884	176,677	342,095
Advance payment for purchase of property and equipment	(790)	—	(790)	—
Purchases of property and equipment	(1,762)	(4,464)	(3,365)	(7,958)
Proceeds from sale of property and equipment	24	14	24	36
Capitalized internal-use software	(6,829)	(6,230)	(13,674)	(10,439)
Net cash provided by investing activities	7,991	104,978	41,675	324,508
Cash flows from financing activities:
Cash paid for debt extinguishment	—	(196,934)	—	(196,934)
Repayments of finance lease liabilities	(4,236)	(6,557)	(9,108)	(15,202)
Payment of deferred consideration for business acquisitions	(3,771)	(4,393)	(3,771)	(4,393)
Proceeds from exercise of vested stock options	180	535	291	871
Proceeds from employee stock purchase plan	1,034	2,191	3,915	4,787
Net cash used in financing activities	(6,793)	(205,158)	(8,673)	(210,871)
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	(13)	469	(61)	585
Net increase (decrease) in cash, cash equivalents, and restricted cash	(3,763)	(74,721)	39,125	130,351
Cash, cash equivalents, and restricted cash at beginning of period	150,959	348,613	108,071	143,541
Cash, cash equivalents, and restricted cash at end of period	147,196	273,892	147,196	273,892
Reconciliation of cash, cash equivalents, and restricted cash as shown in the statements of cash flows:
Cash and cash equivalents	147,196	273,742	147,196	273,742
Restricted cash, current	—	150	—	150
Total cash, cash equivalents, and restricted cash	$147,196	$273,892	$147,196	$273,892

Free Cash Flow
(in thousands, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Net cash provided by (used in) operating activities	$(4,948)	$24,990	$6,184	$16,129
Capital expenditures(1)	(12,803)	(17,237)	(26,123)	(33,563)
Advance payment for purchase of property and equipment(2)	(790)	—	(790)	—
Free Cash Flow	$(18,541)	$7,753	$(20,729)	$(17,434)
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)In the six months ended June 30, 2024, we received $7.8 million of capital equipment that was prepaid prior to the current quarter, as reflected in the supplemental disclosure of our statement of cash flows.

Contacts
Investor Contact
Vernon Essi, Jr.
ir@fastly.com

Media Contact
Spring Harris
press@fastly.com

Source: Fastly, Inc.